AMENDMENT #2

TO THE $610,000 PROMISSORY NOTE DATED NOVEMBER 13, 2018

The parties agree that the $610,000 Fixed Convertible Promissory Note (the “Note”) by and between Smoke Cartel Inc. (the “Borrower”) and Tangiers Global, LLC (the “Lender”) is hereby amended as described below. Any capitalized terms not defined herein shall have the meaning ascribed to them in the Note.

1.	Payment. The Lender shall make an additional payment to the Borrower of $75,000 of Consideration under the Note on or before March 14, 2019.

2.	Use of Proceeds. The Company covenants that it will within, one month(s) of this Additional Consideration Date, it shall use approximately $75,000 of the proceeds in the manner set forth below (the “Use of Proceeds”):

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3.	Origination Shares. As an investment incentive, the Borrower shall issue to the Lender 13,750 shares of its Common Stock (the “Additional Origination Shares”).

4.	Independent Transactions. The Borrower understands and agrees that the Note sets forth the terms for a series of independent transactions in which the Lender may elect to make a payment of Consideration to the Borrower with each payment of Consideration creating a separate obligation of the Borrower to the Lender with the terms set forth in the Note. Accordingly, the Maturity Date of each payment of Consideration, and the repayment terms for each payment of Consideration, are as set forth in the Note.

5.	The Borrower confirms that it has not undertaken any capital raise, whether through debt or equity, with any other party since the Effective Date of the Note.

ALL OTHER TERMS AND CONDITIONS OF THE NOTE REMAIN IN FULL FORCE AND EFFECT.

Please indicate acceptance and approval of this amendment dated March 14, 2019 by signing below:

/s/ Darby Cox	/s/ Michael Sobeck
Smoke Cartel Inc.	Tangiers Global, LLC

By: Darby Cox	By: Michael Sobeck

Its: CEO	Its: Managing Member

DISBURSEMENT INSTRUCTIONS

TO: Tangiers Global, LLC

FROM: Smoke Cartel Inc.

DATE: March 14, 2019

Pursuant to that certain Fixed Convertible Promissory Note between the parties listed above and dated

November 13, 2018, a disbursement of funds will take place in the amount and manner described below:

Please disburse to:
Amount to disburse:	$75,000
Form of distribution	Wire
Name	XXXXXXXX
Address	1313 Rogers St. Savannah, GA 31415
Wire Instructions:	ACCOUNT: Bank: Bank of America ABA Routing Number:XXXXXXXXX Account Number: XXXXXXXXXXXX SWIFT Code: XXXXXXXX Account Name: XXXXXXXX Phone: 912.314.6746

TOTAL: $75,000

Smoke Cartel Inc.

By: /s/ Darby Cox

Dated: March 14, 2019

Name: Darby Cox

Its: CEO

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